Exhibit 10.2

                 SENIOR INSURANCE SETTLEMENTS PURCHASE AGREEMENT


     SENIOR INSURANCE SETTLEMENTS PURCHASE AGREEMENT (the "Agreement"), dated as of December ___, 1999, by UNITED FUNDS, LLC, a Delaware limited liability company (the "Seller") and CAPITAL RESOURCES GROUP ONE, LLC, a Delaware limited liability company (the "Buyer").

                                W I T N E S S E T H:


     WHEREAS, Seller, Buyer, 21st Holdings, LLC, as Master Servicer, and The Chase Manhattan Bank as Trustee, have entered into that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December __, 1999, pursuant to which Buyer has agreed to assign certain Senior Insurance Settlements to the Senior Insurance Settlements Funding Trust 1999 (the "Trust");

     WHEREAS, Buyer, to fulfill its obligation under the Pooling and Servicing Agreement, desires to purchase, assign and transfer Senior Insurance Settlements from Seller from time to time;

     WHEREAS, Seller desires to sell and convey Senior Insurance Settlements to Buyer from time to time upon the terms and conditions hereinafter set forth;

     WHEREAS, Seller and Buyer anticipate that Buyer will irrevocably assign its beneficial interests in the Senior Insurance Settlements purchased hereunder to the Trust and that the Trust will issue Certificates pursuant to the terms of the Pooling and Servicing Agreement in connection with such transfer of the Senior Insurance Settlements to the Trust;

     WHEREAS, Seller and Buyer anticipate that Buyer will assign to the Trustee all Buyer's rights, remedies, powers and privileges under this Agreement, and Seller agrees that all covenants and agreements made by Seller herein with respect to the Senior Insurance Settlements shall also be for the benefit of the Trustee and all Certificateholders; and

     WHEREAS, these recitals are incorporated in and made a part of this Agreement.

     NOW THEREFORE, for and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer do hereby agree as follows:



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                                    ARTICLE I

                                   DEFINITIONS


     Section 1.1 Definitions. All capitalized terms not otherwise defined in this Agreement shall have the meanings given such terms in the Pooling and Servicing Agreement.

                                   ARTICLE II

             PURCHASE AND CONVEYANCE OF SENIOR INSURANCE SETTLEMENTS


     Section 2.1 Purchase.

     (a) Subject to the terms and conditions hereinafter set forth, Seller hereby agrees that on each Closing Date Seller shall sell and convey and hereby does sell and convey to Buyer all Seller's right, title and interest in, to and under the Senior Insurance Settlements which the Buyer shall acquire from time to time from the Seller pursuant to Section 2.2 below, all monies due or to become due with respect to the Senior Insurance Settlements all proceeds of and from the Senior Insurance Settlements, and all of Seller's, rights, remedies, powers and privileges under Seller' s Agreements with the insureds for the sale and purchase of Senior Insurance Settlements; and Buyer hereby agrees to acquire such Senior Insurance Settlements from Seller on each Closing Date, without recourse.

     (b) Seller agrees to sell and convey to Buyer only Eligible Senior Insurance Settlements.

     (c) Seller and Buyer intend that this transaction is a sale and, at the time Senior Insurance Settlements are sold and conveyed to Buyer, Seller shall be deemed, in the event a court should rule that the sale to Buyer was not a true sale but a financing arrangement, to grant, and does hereby grant to Buyer a security interest in all of Seller's right, title and interests in, to and under such Senior Insurance Settlements, all monies due or to become due with respect thereto and all proceeds thereof; therefore, this Agreement shall also constitute a security agreement under applicable law. In connection with each sale and, conveyance of Senior Insurance Settlements to Buyer, Seller agrees, at its own expense on each Closing Date, to execute and deliver to Buyer such other instruments with respect to the Senior Insurance Settlements being sold and conveyed to Buyer, which meet the requirements of applicable state law and which Buyer shall file in the appropriate records in such jurisdictions as are necessary to perfect the security interest granted to Buyer hereunder.

     (d) In connection with each sale and conveyance of Senior Insurance Settlements to Buyer, Seller shall, at its own expense on or prior to each Closing Date, (1) indicate in its computer master file that Senior Insurance Settlements have been sold to Buyer in accordance with this Agreement and transferred to the Trust pursuant to the Pooling and

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Servicing Agreement for the benefit of the Certificateholders, (2) deliver to
Buyer, the Trustee, and Master Servicer a computer file, computer printout, or microfiche list in a form readable by Buyer and Trustee, containing a true and complete list of all such Senior Insurance Settlements, identified by account number and by the Senior Insurance Settlements balance as of each such Closing Date, (3) deliver to Buyer a written conveyance in substantially the form of Exhibit A hereto (the "Conveyance") and (4) deliver to Buyer an Officer's Certificate of Seller confirming the truth and correctness of the representations and warranties set forth in Section 4.1. Upon Buyer's written request from time to time, Seller shall use its best efforts to provide to Buyer a copy of the cover page of the insurance policy pertaining to a Senior Insurance Settlement.

     Section 2.2 Acquisition of Senior Insurance Settlements. Whenever during the term of this Agreement Seller has Senior Insurance Settlements available for purchase, Seller shall notify Buyer in writing that Senior Insurance Settlements are available for purchase, stating the face amount of the Senior Insurance Settlements and the Senior Insurance Settlements Purchase Price for the Senior Insurance Settlements. Buyer shall then immediately notify Seller in writing of the amount of Senior Insurance Settlements that Buyer will purchase, designating a date for the consummation of the transfer of the Senior Insurance Settlements, which date shall be the Closing Date.

                                   ARTICLE III
                            CONSIDERATION AND PAYMENT


     Section 3.1 Purchase Price. On each Closing Date Buyer shall pay to Seller the Senior Insurance Settlements Purchase Price for the Senior Insurance Settlements being acquired on such date in cash or other immediately available funds, provided that, on each Closing Date, Buyer shall withhold __% of the face amount of such Senior Insurance Settlement which shall be deposited into the Liquidity Account and which shall be paid to Seller, upon the termination of the Senior Insurance Settlements Purchase Agreement, pursuant to the Pooling and Servicing Agreement.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 Seller's Representations and Warranties. Seller hereby represents and warrants to, and agrees with, Buyer as of each Closing Date that:

          (a) Organization and Good Standing. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power, authority and right to own its properties owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement. Seller is duly qualified to do business and is in good standing in each state of the United States where the nature of its business requires it to be so qualified.

          (b) Due Qualification. Seller is duly qualified to do business and is in good standing in each state of the United States where the nature of its business requires it to be so qualified. Seller is neither required to

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     qualify, nor to register, as a foreign corporation in any state other than those states in which it has so qualified in order to conduct its business and has obtained all necessary licenses and approvals required under applicable federal and state law.

          (c) Due Authorization. The execution and delivery of this Agreement, any Conveyance, the Pooling and Servicing Agreement or any other document or instrument delivered pursuant hereto or thereto (collectively, the "Conveyance Documents") and the consummation of the transactions provided for in this Agreement or any other Conveyance Document have been duly authorized by all necessary corporate action by Seller.

          (d) No Conflict. The execution and delivery of the Conveyance Documents, the performance of the transactions contemplated by the Conveyance Documents and the fulfillment of the terms of the Conveyance Documents will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it or any of its properties are bound.

          (e) No Violation. The execution and delivery of the Conveyance Documents, the performance of the transactions contemplated by the Conveyance Documents and the fulfillment of the terms of the Conveyance Documents will not conflict with or violate any material Requirements of Law applicable to Seller. Seller is not in violation of any applicable law and has paid all taxes properly levied against it.

          (f) No Proceeding. There are no proceedings or investigations pending or, to the best knowledge of Seller, threatened against Seller before any Governmental Authority (i) asserting the invalidity of the Conveyance Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Conveyance Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of Seller, would materially and adversely affect Seller's performance of its obligations under the Conveyance Documents or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Conveyance Documents.

          (g) All Consents Required. All approvals, authorizations, licenses, consents, orders or other action of any Person or of any Governmental Authority or Persons required in connection with the execution and delivery of the Conveyance Documents, the performance of the transactions contemplated by the Conveyance Documents and the fulfillment of the terms of the Conveyance Documents have been obtained.

          (h) Identification of Senior Insurance Settlements. As of each Closing Date Seller has (i) indicated in its computer master file of Senior Insurance Settlements that Senior Insurance Settlements have been sold to Buyer in accordance with this Agreement and transferred to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders, (ii) delivered to Buyer and to the Trustee and Master Servicer a computer file, computer printout, or microfiche list, in a form readable by Buyer and by the Trustee and Master Servicer, containing a true and complete list of all such Senior Insurance Settlements, identified by

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     account number and by the face amount of the insurance policy as of such
     Closing Date, as the case may be, and (iii) delivered to Buyer an Officer's Certificate of Seller confirming the truth and correctness of the representations and warranties set forth in this Section 4.1.

          (i) Existing Financing Statements. There is not a financing statement or similar statement or instrument of registration under the law of any jurisdiction now on file or registered in any public office covering any interest of any kind in the Senior Insurance Settlements, or intended so to be, and Seller will not execute or authorize there to be on file in any public office any financing statement or similar statement or instrument of registration under the laws of any jurisdiction relating to the Senior Insurance Settlements, except any assignments to be filed in respect of and covering and security or other interest of Buyer or the Trustee pursuant to this Agreement or the Servicing Agreement.

          (j) Binding Obligation. The Conveyance Documents constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (k) Valid Conveyance. As of each Closing Date, the Conveyance Documents constitute a valid sale, assignment, and conveyance to Buyer of all right, title, and interest of Seller in, to and under the Senior Insurance Settlements, all monies due or to become due with respect thereto and all proceeds thereof and Buyer will hold such property free and clear of any Lien of any Person claiming through or under Seller, except for Liens permitted under Section 5.1(c) and Seller shall treat the transfer of the Senior Insurance Settlements to Capital as a sale, for tax and accounting purposes.

          (l) Eligibility of Senior Insurance Settlements. Seller hereby represents and warrants to Buyer as of each Closing Date that (i) each Senior Insurance Settlement being sold and conveyed to Buyer is an Eligible Senior Insurance Settlements (ii) each such Senior Insurance Settlements being sold and conveyed to Buyer is free and clear of any Lien of any Person claiming through or under Seller and is in compliance, in all material respects, with all Requirements of Law applicable to Seller and
     (iii) with respect to each such Senior Insurance Settlements, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority or Person required to be obtained, effected or given by Seller in connection with the sale and conveyance of such Senior Insurance Settlements to Buyer have been duly obtained, effected or given and are in full force and effect, and Seller does not know of any fact that will cause the Senior Insurance Settlements not to be paid.

          (m) Selection Procedures. No selection procedure believed by Seller to be materially adverse to the interests of Buyer or its successors and assigns or in violation of Section 4.1(g) below were utilized by Seller in selecting the Senior Insurance Settlements being sold and conveyed to Buyer.

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          (n) Insolvency. Seller is not insolvent as of the Closing Date, as the case may be, does not anticipate becoming insolvent as a result of the transfer of the Senior Insurance Settlements to Buyer, and the Senior Insurance Settlements are not being transferred for an antecedent debt.

          (o) Bankruptcy Proceeding. Seller has not filed a voluntary proceeding under the federal bankruptcy laws and has no knowledge of the filing of an involuntary proceeding against Seller under such laws.

          (p) Outstanding Principal Balance of Senior Insurance Settlements. Seller covenants to structure its purchase, acquisition, sale and conveyance of Senior Insurance Settlements so that at any given time (i) no less than seventy-five percent (75%) of the cumulative death benefits of the Senior Insurance Settlements held or beneficially owned by the Trust shall be payable by Insurance Companies with a rating by A.M. Best of, "A" or better, or its equivalent of other nationally recognized rating agencies, (ii) no more than twenty-five percent (25%) of the cumulative death benefits of the Senior Insurance Settlements held or beneficially owned by the Trust shall be payable by Insurance Companies with a rating by A.M. Best of "B+" or the equivalent by other nationally recognized rating agencies, (iii) at any time after Fifty Million Dollars ($50,000,000.00) of Senior Insurance Settlements have been assigned to the Trust, no more than ten percent (10%) of the cumulative death benefits of the Senior Insurance Settlements in the Trust shall be payable by a single Insurance Company, and (iv) no more than Four Million Dollars ($4,000,000) in Tranche I and Ten Million Dollars ($10,000,000) in Tranche II will be cumulative death benefits relating to any one individual.

     Section 4.2. Representations and Warranties of Buyer. As of each Closing Date, Buyer hereby represents and warrants to, and agrees with, Seller that:

          (a) Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority and right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver, and perform its obligations under the Conveyance Documents.

          (b) Due Qualification. Buyer is duly qualified to do business and is in good standing in each state of the United States where the nature of its business requires it to be so qualified. Buyer is neither required to qualify, nor to register, as a foreign corporation in any state other than these states in which it has so qualified in order to conduct its business and has obtained all necessary licenses and approvals required under applicable federal and state law.

          (c) Due Authorization. The execution and delivery of the Conveyance Documents and the consummation of the transactions provided for in the Conveyance Documents have been duly authorized by Buyer by all necessary corporate actions.

          (d) No Conflict. The execution and delivery of the Conveyance Documents, the performance of the transactions contemplated by the Conveyance Documents and the fulfillment o the terms of the Conveyance Documents will not conflict with, result in any breach of any of the

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     material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Buyer is a party or by which it or any of its properties are bound.

          (e) No Violation. The execution and delivery of the Conveyance Documents, the performance of the transactions contemplated by the Conveyance Documents and the fulfillment of the terms of the Conveyance Documents will not conflict with or violate any Requirements of Law applicable to Buyer.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Buyer, threatened against Buyer, before any Governmental Authority (i) asserting, the invalidity of the Conveyance Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Conveyance Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of Buyer, would materially and adversely affect Buyer's performance of its obligations under the Conveyance Documents or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Conveyance Documents.

          (g) All Consents Required. All approvals, authorizations, licenses, consents, orders or other actions of any Person or of any Governmental Authority or Person required in connection with the execution and delivery of the Conveyance Documents, the performance of the transactions contemplated by the Conveyance Documents and the fulfillment of the terms of the Conveyance Documents have been obtained.

     The representations and warranties set forth in this Article IV shall survive the sale and conveyance of the Senior Insurance Settlements to Buyer and termination of the rights and obligations of the Buyer and Seller under this Agreement. Upon discovery by Buyer or Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

                                   ARTICLE V
                          COVENANTS OF SELLER AND BUYER


     Section 5.1 Seller's Covenants. In addition to the other covenants contained herein, Seller hereby covenants, and agrees with Buyer as follows:

          (a) Obligations Under Senior Insurance Settlements. Seller shall comply with and perform its obligations under the agreements relating to the Senior Insurance Settlements, except insofar as any failure so to comply or conform would not materially and adversely affect the rights of the Trust and the Certificateholders under the Pooling and Servicing Agreement or the Certificates.

          (b) Fees or Discounts. Except as otherwise required by any Requirements of Law or as is deemed by the Seller to be necessary in order

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     for Seller to maintain its business on a competitive basis based on
     Seller's good faith assessment of the nature of competition in its business, Seller shall not pay more than an amount agreed upon by Seller and Buyer as to the discount from the face amount of the Senior Insurance Settlements, for the purchase of the Senior Insurance Settlements.


          (c) Security Interests. Except for the security interest granted hereunder to protect Buyer's interest in the Senior Insurance Settlements, Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Senior Insurance Settlement or any interest therein; Seller will immediately notify Buyer and the Trustee of the existence of any Lien on any Senior Insurance Settlement; and Seller will defend the right, title and interest of Buyer and its successors and assigns in, to and under the Senior Insurance Settlements against all claims of third parties claiming through or under Seller; provided, however, that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit Seller from suffering to exist upon any of the Senior Insurance Settlements any Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if Seller shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

          (d) Location of Books and Records. Seller shall keep copies of originals or duplicates of all documents evidencing all Senior Insurance Settlements at, and only at, the locations specified on Schedule 2 hereto, and Seller will not relocate such offices, its chief executive office or such documents or related records and books unless Seller shall have given to Buyer not less than fifteen days written notice of its intention to do so, clearly describing the new location. Seller shall at all times maintain each office in which it maintains records with respect to Senior Insurance Settlements and its chief executive office, within the United States of America. Additionally, Seller shall identify each Senior Insurance Settlement in its computer and/or other records to reflect that such Senior Insurance Settlement has been sold to Buyer and transferred by Buyer to the Trust pursuant to the Pooling and Servicing Agreement.

          (e) Servicing Agreement. On or before the initial Closing Date, Seller shall enter into the Servicing Agreement.

          (f) Further Assurances. Seller will make, execute or endorse, acknowledge, and file or deliver to Buyer from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Senior Insurance Settlements and other rights covered by this Agreement, as Buyer may require or reasonably request.

          (g) Indemnification. Seller agrees to indemnify, defend and hold Buyer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which Buyer may become subject insofar as such loss, liability, damages, judgment, claim, deficiency or expense arises out of or is based upon a breach by Seller of its representations and warranties contained in Section 4.1 or any information certified in any Schedule delivered by Seller hereunder being untrue in any material respect at any time. The obligations of Seller under

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     this Section 5.1(g) shall be considered to have been relied upon by Buyer and shall survive the execution, delivery and performance of this Agreement regardless of any investigation made by Buyer or on its behalf.

          (h) Municipal and Local Taxes. Seller shall be responsible for collecting all state, local and municipal taxes associated with the Senior Insurance Settlements, if any, and for remitting the same to the appropriate Govermental Authority, together with all tax returns, reports or affidavits required by such Governmental Authority in connection therewith.

          (i) Delivery of Collections. Seller shall deposit or tender to the Subservicer for deposit if Seller is not the Subservicer, in the Senior Insurance Settlements Account, all payments received by Seller, if any, with respect to the Senior Insurance Settlements as soon as practicable after receipt thereof by Seller.

          (j) Power of Attorney. Seller shall exercise its Power of Attorney, if any, granted by the insureds for the benefit of the Trust with respect to Senior Insurance Settlements purchased by Capital and transferred to the Trust.

          (k) Filings. Seller shall at its expense perform all actions and execute all documents to evidence, perfect maintain and enforce the title of Buyer and the Trust in Senior Insurance Settlements.

          (l) Sale. Seller covenants that, upon each transfer of Senior Insurance Settlements, it will indicate in its records that (i) the Senior Insurance Settlements have been sold to Buyer and (ii) for tax and accounting purposes, the transfer of the Senior Insurance Settlements constitutes a sale to Buyer. Seller will respond to any third party inquiries regarding such Senior Insurance Settlements that they have been sold to Buyer and transferred to the Trust.

          (m) Maintaining Corporate Formalities and Independence. Seller covenants at all times to maintain separate bank accounts, tax identification numbers, financial and corporate records and the like from that of the Buyer; to conduct independent board of directors meetings to authorize corporate actions; to pay, its own expenses; and to otherwise observe all corporate formalities.

     Section 5.2 Buyer Covenants Regarding Nondisclosure; Inspection. Buyer hereby covenants and agrees with Seller (and agrees to cause the Trustee) not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists delivered to Buyer (or to Trustee if Buyer so directs) pursuant to the terms of this Agreement, except as is required in connection with the performance of the Trustee's duties under the Servicing Agreement or in enforcing the rights of the Certificateholders, and except as required by law or under the Servicing Agreement upon appointment of a Successor Servicer. Buyer agrees (and shall cause the Trustee) to take such measures as shall be reasonably requested by Seller to protect and maintain the security and confidentiality of such information, and in connection therewith shall allow Seller upon written notice from time to time to inspect Buyer's applicable security and confidentiality arrangements during normal business hours. Buyer shall (and shall cause the Trustee) to give Seller five (5) days prior written

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notice of any disclosure made pursuant to this Section 5.2, to the extent reasonably practicable.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT


     Section 6.1 Conditions Precedent to Buyer's Obligations. The obligations of Buyer to purchase any Senior Insurance Settlements on each Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of Seller contained in this Agreement shall be true and correct on each Closing Date with the same effect, as though such representations and warranties had been made on such date;

          (b) All information concerning the Senior Insurance Settlements provided or to be provided to Buyer shall be true and correct in all material respects as of each Closing Date;

          (c) On each Closing Date, Seller shall have executed and delivered a Conveyance;

          (d) On or before each Closing Date, Seller shall have substantially performed Seller's obligations under this Agreement;

          (e) On or before the initial Closing Date, Seller, Buyer, Master Servicer, and the Trustee shall have entered into the Pooling and Servicing Agreement; and

          (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Buyer, and Buyer shall have received from Seller copies of all documents (including, without limitation, records of all corporate proceedings) relevant to the transactions herein contemplated as Buyer may reasonably request.

     Section 6.2 Conditions Precedent to Seller's Obligations. The obligations of Seller to sell, assign, convey and transfer the Senior Insurance Settlements on each Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representatives and warranties of Buyer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

          (b) Buyer shall pay the Senior Insurance Settlements Purchase Price in accordance with Article III hereof; and

          (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Seller, and Seller shall have

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     received from Buyer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Seller may reasonably request.

                                   ARTICLE VII
                               TERM & TERMINATION


     Section 7.1 Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until
(a) the Trust terminates, or (b) Seller shall (i) become insolvent, (ii), fails to pay its debts as they become due; (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, the petition instituting same is not dismissed within nine (90) days after its filing; provided, however, that Buyer shall have no duty to continue to purchase Senior Insurance Settlements from and after the filing of an involuntary petition but prior to dismissal; or (v) Seller becomes unable for any reason to convey Senior Insurance Settlements in accordance with the provisions of this Agreement or the Pooling and Servicing Agreement.

     Section 7.2 Effect of Termination. No termination nor rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of Seller or Buyer shall be deemed to impair or affect the obligations, including, without limitation, pretermination breaches of representations and warranties by Seller or Buyer.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS


     Section 8.1 Amendment. This Agreement, any Conveyance, any other document or instrument delivered pursuant hereto or thereto, and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by Buyer and Seller. This Agreement and any other Conveyance Documents may be amended from time to time by Buyer and Seller to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions arising under this Agreement or any other Conveyance Documents which shall not be inconsistent with the provisions of this Agreement or any other Conveyance Documents; provided, however, that such actions shall not (as evidenced by an option of counsel) adversely affect in any material respect the interests of the Trustee, unless the Trustee shall consent thereto. Any Conveyance executed in accordance with the provisions hereof shall not be considered amendments to this Agreement.


     Section 8.2 GOVERNING LAW. THIS AGREEMENT AND THE OTHER CONVEYANCE DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE


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

OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of Seller, 650 E. Carmel Drive, Suite 150, Carmel, Indiana 46032, (b) in the case of Buyer, 650 E. Carmel Drive, Suite 150, Carmel, Indiana 46032; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any other Conveyance Document shall for any reason whatsoever be held invalid, then such covenants, agreement, provisions or terms shall be deemed the remaining covenants, agreements, provisions, or terms of this Agreement or any other Conveyance Document and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any other Conveyance Document.

     Section 8.9 Assignment. Notwithstanding anything to the contrary contained herein, other than Buyer's assignment of its rights, title, and interest in, to, and under this Agreement to the Trustee for the benefit of the Certificateholders as contemplated by the Pooling and Servicing Agreement, neither this Agreement nor any other Conveyance Documents may be assigned by the parties hereto.

     Section 8.6 Further Assurances. Buyer and Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purpose of this Agreement and the other Conveyance Documents, including without limitation, the execution of any documents relating to the Senior Insurance Settlements for filing under the provisions of the UCC or other law of any applicable jurisdiction.

     Section 8.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Buyer or Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 8.8 Counterparts. This Agreement and all other Conveyance Documents may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 8.9 Binding Effect; Third-Party Beneficiaries. This Agreement and the other Conveyance Documents will inure to the benefit of and be binding upon the parties hereto, the Trustee, and their respective successors and permitted assigns.

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

     Section 8.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Conveyance Documents set forth the entire understanding of the parties relating to the subject matter, hereof, and all prior understandings, written or oral, are superseded by this Agreement, and the other Conveyance Documents. This Agreement and the other Conveyance Documents may not be modified, amended, waived or supplemented except as provided herein.

     Section 8.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 8.12 Schedules and Exhibits. The schedules and exhibits attached and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

     EFFECTIVE as of the day and date set forth above.

                                        CAPITAL RESOURCE GROUP ONE, LLC


                                        By:
                                           -------------------------------------
                                           Thomas LaRusso, President

                                        UNITED FUNDS, LLC


                                        By:
                                           -------------------------------------
                                           Title

Attachments:
Schedule
Exhibit "A" Conveyance

                                   EXHIBIT "A"
                               FORM OF CONVEYANCE


     CONVEYANCE NO. ___ OF SENIOR INSURANCE SETTLEMENTS, dated as of _______________, 1999, by UNITED FUNDS, LLC, a Delaware limited liability company ("Seller"), and CAPITAL RESOURCE GROUP ONE, LLC, a Delaware limited liability company ("Buyer") pursuant to the Senior Insurance Settlements Purchase Agreement referred to below.

                              W I T N E S S E T H:


     WHEREAS, Buyer and Seller are parties to the Senior Insurance Settlements Purchase Agreement, dated as of December ___, 1999 (hereinafter referred to, as such agreement may from time to time be amended, supplemented or otherwise modified, as the "Senior Insurance Settlements Purchase Agreement"); and

     WHEREAS, the Buyer, the Seller, 21st Holdings, LLC as Master Servicer, and The Chase Manhattan Bank as Trustee are parties to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December ___, 1999 pursuant to which the Buyer has agreed to transfer certain Senior Insurance Settlements to the Trust created by the Pooling and Servicing Agreement on each Closing Date as such capitalized terms, are defined,

     NOW THEREFORE, Seller and Buyer hereby agree as follows:

     1. Defined Terms. Capitalized terms not specifically defined in this Conveyance which are defined in the Pooling and Servicing Agreement shall have the same meaning when used as when used in the Pooling and Servicing Agreement.

     "Closing Date" shall mean, with respect to the Senior Insurance Settlements conveyed hereby, _____________, 1999.

     2. Conveyance of Senior Insurance Settlements. (a) For value received, Seller does hereby sell, transfer, convey, assign, and set-over to Buyer, without recourse, on and after the Closing Date, all right, title and interest of Seller in, to and under the Senior Insurance Settlements, all monies due or to become due with respect thereto and all proceeds thereof,

          (b) In connection with such conveyance, Seller agrees to record and file at its own expense, with respect to the Senior Insurance Settlements being conveyed hereby such documents meeting the requirements of applicable state law in such manner and such jurisdiction as are necessary to perfect Buyer's and the Trust's interest in the Senior Insurance Settlements arising from the sale and transfer of the Senior Insurance Settlements, from Seller to Buyer, and the transfer of such Senior Insurance Settlements from Buyer to the Trust.

     (c) In connection with such conveyance, Seller further agrees, at its own expense, to indicate in its computer printout or microfiche list as required by the Senior Insurance Settlements Purchase Agreement on or prior to the date of this Conveyance, that Senior Insurance Settlements conveyed hereby have been sold by Seller to Buyer in accordance with the Senior Insurance Settlements Purchase Agreement and transferred by Buyer to the Trust for the benefit of the Certificateholders.

     3. Delivery of List of Senior Insurance Settlements. Seller does hereby agree to deliver to Buyer (and the Trustee and Master Servicer) a computer printout or microfiche list containing a true and complete list of all Senior Insurance Settlements being conveyed hereby as of the Closing Date, such Senior Insurance Settlements being identified by account number and the total face amount. Such list shall be marked as Schedule 1 to this Conveyance and is hereby incorporated into and made a part of this Conveyance and the Senior Insurance Settlements Purchase Agreement.

     4. Acceptance by Buyer. Buyer hereby acknowledges its acceptance of all right, title and interest previously held by Seller in, to and under the Senior Insurance Settlements sold and conveyed hereby. Buyer further acknowledges that prior to or simultaneously with the execution and delivery of this Conveyance, Seller delivered to Buyer or to the Trustee computer printout or microfiche list described in Section 3 of this Conveyance.

     5. Conditions Precedent. (a) The acceptance of Buyer set forth in Section A and the Amendment of the Senior Insurance Settlements Purchase Agreement set forth in are subject to the satisfaction by Seller, on or prior to the Closing Date, of the condition precedent that Seller shall have delivered to Buyer a certificate of a Vice President or more senior officer that all applicable requirements of Article II of the Senior Insurance Settlements Purchase Agreement have been met and that all representations and warranties of Seller contained in the Senior Insurance Settlements Purchase Agreement are true and correct.

          (b) The sale by Seller set forth in Section 2 and the amendment of the Senior Insurance Settlements Purchase Agreement set forth in Section 6 hereinbelow are subject to the satisfaction by Buyer, on or prior to the Closing Date, of the following conditions precedent:

               (i) All representations and warranties of Buyer contained in the Senior Insurance Settlements Purchase Agreement are true and correct;

               (ii) Payment of the purchase price by Buyer in accordance with the provisions of Section 3 of Senior Insurance Settlements Purchase Agreement; and

               (iii) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Conveyance shall be satisfactory in form and substance to Seller, and Seller shall have. received from Buyer copies of all documents (including, without limitation, records of corporation proceedings) relevant to the transactions herein contemplated as Seller may reasonably have requested.

     6. Amendment of the Senior Insurance Settlements Purchase Agreement. The Senior Insurance Settlements Purchase Agreement is hereby amended to provide that all references therein to the "Senior Insurance Settlements Purchase Agreement", to "this Agreement", and "herein" shall be deemed from and after the Closing Date to be a dual reference to the Senior Insurance Settlements Purchase Agreement as supplemented by this Conveyance. Except, as expressly amended hereby, representations, warranties, terms, covenants, and conditions of the Senior Insurance Settlements Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms, and except as expressly provided herein shall not constitute or, be deemed to constitute a waiver, compliance with or a consent to noncompliance with any term, or provision of the Senior Insurance Settlements Purchase Agreement.

     7. Counterparts. This Conveyance may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                        SELLER

                                        UNITED FUNDS, LLC, a Delaware limited
                                          liability company


                                        By:
                                           -------------------------------------
                                           Title

                                        BUYER

                                        CAPITAL RESOURCE GROUP ONE, LLC,
                                        a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                           Title:

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